UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

TS&W Equity Portfolio

The Advisors’ Inner Circle Fund

Semi-Annual Report	April 30, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-4TSW-FUN.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-4TSW-FUN. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Thompson, Siegel & Walmsley LLC Funds if you invest directly with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Portfolio’s Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2020
(Unaudited)

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2020 for the TSW Equity Portfolio (“Portfolio”) managed by Thompson, Siegel & Walmsley LLC (“TSW”).

On April 30, 2020 the Equity Portfolio’s value was $30,144,609. Our long-term goal for the Portfolio is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

Participants in this Portfolio include the TSW retirement plan, TSW investment advisory clients, and others seeking investment management direction from TSW. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize this Portfolio to achieve their specific investment objectives. The Portfolio is managed by the TSW team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios.

Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, are the catalysts sustainable?

During the six-month period ending April 30, 2020 the TSW Equity Portfolio returned -10.75% after fees and expenses while the Russell 1000 Value was down -13.66%. The last two months of 2019 finished strong as trade tensions and manufacturing concerns abated, and participants become more bullish on global growth. 2020 as we live through it today, has clearly been the opposite driven by the COVID-19 pandemic. The COVID-19 driven sell-off in 2020 was first witnessed in January, although the market initially only faced a modest decline as overall contagion concerns remained muted. Late February through late March, however, was dictated by sheer panic and forced selling from market participants. In this environment, the market has and continues to witness one of the highest levels of stock correlations in history. Given this backdrop, we also witnessed an overall lack of price seeking behavior with one of the worst periods in history for value as a factor. Despite this backdrop and our consistent valuation discount to the index, we were fortunate to offset these notable stylistic headwinds from positioning and overall positive stock selection.

Top contributors during the aggregate six-month period were Financial Services and Energy. Within Financial Services, the portfolio benefited notably from stock selection within the insurance industry, and an underweight to banks and REITs. At the stock level, insurer, Progressive Corp., was the largest contributor, followed

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2020
(Unaudited)

by Wells Fargo & Co. Progressive benefited from improved profitability on many of its policies and potential profit improvement from a reduction in miles driven as a result of the current pandemic, and overall continued competitive positioning relative to peers. Our position in Wells Fargo was the next largest contributor, driven heavily by the timing of our initiation in the position in late April. Within Energy, the portfolio benefited from its underweight to oil sensitive producers given the significant decline in the commodity. Our positioning in the sector has been geared towards two natural gas producers, a pipeline company, and an oil field servicing company. Our top contributor was Williams Companies, a pipeline operator, which had only a modest decline in a significant bear market given its more defensive characteristics within the Energy sector, an improved balance sheet, and overall strong demand durability in its core business.

The primary detractors for the six-month period were Consumer Discretionary and Materials & Processing. Within Consumer Discretionary, holdings in ViacomCBS Inc. and Expedia remained the top detractors. Viacom, a global media company, sold off amongst most of its peers in the media industry following their early integration with CBS which has shown margin pressure due to spend on content and streaming services. They do also have a higher percentage of revenues from advertising relative to the peer group that can be sensitive to the economic cycle. We continue to hold the stock and believe weakness in the overall business even outside of advertising has been priced into the stock, and value should be unlocked as they execute in the traditional cable and streaming businesses. They also continue to have a strong balance sheet with high free cash flow generation and potential to raise additional capital by selling non-core assets. Expedia Group was also a detractor, driven by bookings weakness and uncertainty related to the current environment. While we continue to view the stock favorably from a risk/reward perspective, we sold shares at the end of April in favor of a larger cap peer that we deem to have greater upside potential. Lastly, in Materials & Processing, our sole holding in fertilizer producer, Mosaic Company, was a detractor driven by a decline in fertilizer pricing. We continue to hold the stock as we believe supply/demand conditions are temporary and value should be unlocked from improvement in these trends along with synergies from a large acquisition in Brazil. More recently, there has been evidence of improving fertilizer prices driven from strong U.S. planting volumes.

From this point forward, there continues to be significant uncertainty as a result of the broad-based impact from COVID-19. We ultimately believe the impact will be significant in the near-term, but in the long-term many of the companies will remain healthy and continue to prosper and grow. We believe opportunities exist for those that can look past near-term noise and headwinds, while focusing on valuation and fundamentals of companies on a normalized cash flow basis. We of course

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2020
(Unaudited)

cannot ignore inherent risks across industries and businesses in the short-term, and therefore place significant emphasis on downside risk with continued detailed analysis of balance sheets and debt structure. We believe this backdrop, while painful as we live through it today, presents significant dislocation and therefore a tremendous opportunity for fundamental value investors such as ourselves that are willing to take a longer-term view.

Respectfully submitted,

Brett P. Hawkins, CFA	Frank H. Reichel III, CFA
Chief Investment Officer	Chief Executive Officer

This represents the managers’ assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Holdings are subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-487-9386.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020

Definition of the Comparative Index

Russell 1000 Value Index is an unmanaged index which measures the performance of the large-capitalization sector of the U.S. equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth values.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TS&W Equity Portfolio Top Ten Holdings* at April 30, 2020

(as a percentage of Net Assets)

1.	Berkshire Hathaway, Cl B	4.79%

2.	Progressive	3.74%

3.	Post Holdings	3.50%

4.	Dollar Tree	3.17%

5.	CVS Health	3.10%

6.	Laboratory Corp of America Holdings	3.07%

7.	Bank of America	3.03%

8.	Comcast, Cl A	2.93%

9.	McKesson	2.86%

10.	ViacomCBS, Cl B	2.83%

* Excludes short-term investments.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

SCHEDULE OF INVESTMENTS COMMON STOCK — 91.9%

	Shares	Value
COMMUNICATION SERVICES — 16.2%
Alphabet, Cl C *	537	$724,230
Comcast, Cl A	23,500	884,305
DISH Network, Cl A *	23,400	585,351
Fox	16,000	413,920
Liberty Media-Liberty SiriusXM, Cl C *	18,225	620,926
Verizon Communications	14,125	811,481
ViacomCBS, Cl B	49,400	852,644

		4,892,857

CONSUMER DISCRETIONARY — 10.6%
Aramark	17,000	464,270
Booking Holdings *	200	296,114
Dollar Tree *	12,000	956,040
eBay	17,000	677,110
LKQ *	18,000	470,700
TJX	7,000	343,350

		3,207,584

CONSUMER STAPLES — 6.7%
British American Tobacco	7,000	267,050
Kraft Heinz	23,100	700,623
Post Holdings *	11,500	1,056,275

		2,023,948

ENERGY — 4.3%
Baker Hughes, Cl A	39,000	544,050
Williams	38,325	742,355

		1,286,405

FINANCIALS — 17.9%
Bank of America	38,000	913,900
Berkshire Hathaway, Cl B *	7,700	1,442,672
Charles Schwab	16,100	607,292
CIT Group	17,600	334,048
Progressive	14,600	1,128,580
Wells Fargo	15,000	435,750
Willis Towers Watson	3,000	534,870

		5,397,112

HEALTH CARE — 15.9%
AbbVie	4,000	328,800
Alexion Pharmaceuticals *	3,000	322,410
Biogen *	2,000	593,660

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Cigna	4,209	$824,038
CVS Health	15,200	935,560
Laboratory Corp of America Holdings *	5,625	925,031
McKesson	6,100	861,625

		4,791,124

INDUSTRIALS — 2.2%
Delta Air Lines	11,000	285,010
Lockheed Martin	1,000	389,060

		674,070

INFORMATION TECHNOLOGY — 6.8%
Apple	1,340	393,692
Applied Materials	8,000	397,440
Cisco Systems	10,000	423,800
Dell Technologies, Cl C *	12,000	512,280
QUALCOMM	4,050	318,614

		2,045,826

MATERIALS — 3.8%
Corteva	26,800	701,892
Mosaic	38,000	437,380

		1,139,272

UTILITIES — 7.5%
CenterPoint Energy	18,000	306,540
Dominion Energy	10,000	771,300
FirstEnergy	16,675	688,177
PPL	19,275	489,971

		2,255,988

TOTAL COMMON STOCK

(Cost $27,280,839)		27,714,186

SHORT-TERM INVESTMENT — 8.5%
Federated Government Obligations Money Market Fund, Cl I, 0.190% (A)	2,545,338	2,545,338

TOTAL SHORT-TERM INVESTMENT

(Cost $2,545,338)		2,545,338

TOTAL INVESTMENTS— 100.4%

(Cost $29,826,177)		$30,259,524

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

Percentages are based on Net Assets of $30,144,609.

*	Non-income producing security.

(A) The rate reported is the 7-day effective yield as of April 30, 2020.

Cl — Class

As of April 30, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

At April 30, 2020, sector diversification of the Portfolio was as follows (Unaudited):

Sector Diversification	% of Net Assets	Value

Common Stock

Financials	17.9%	$5,397,112

Communication Services	16.2	4,892,857

Health Care	15.9	4,791,124

Consumer Discretionary	10.6	3,207,584

Utilities	7.5	2,255,988

Information Technology	6.8	2,045,826

Consumer Staples	6.7	2,023,948

Energy	4.3	1,286,405

Materials	3.8	1,139,272

Industrials	2.2	674,070

Total Common Stock	91.9	27,714,186

Short-Term Investment	8.5	2,545,338

Total Investments	100.4	30,259,524

Total Other Assets and Liabilities	(0.4)	(114,915)

Net Assets	100.0%	$30,144,609

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2020
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $29,826,177)	$30,259,524
Dividends and Interest Receivable	22,780
Receivable due from Investment Adviser	2,792
Prepaid Expenses	10,485

Total Assets	30,295,581

Liabilities:
Payable for Capital Shares Redeemed	90,894
Payable for Transfer Agent Fees	16,067
Payable due to Administrator	10,274
Payable for Printing Fees	9,046
Payable for Audit Fees	8,951
Payable for Trustees’ Fees	3,836
Chief Compliance Officer Fees Payable	2,116
Other Accrued Expenses	9,788

Total Liabilities	150,972

Net Assets	$30,144,609

NET ASSETS:
Paid-in-Capital	$28,603,379
Total Distributable Earnings	1,541,230

Net Assets	$30,144,609

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,811,107

Net Asset Value, Offering and Redemption Price Per Share*	$10.72

* Redemption price per share may vary depending on the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
FOR THE SIX MONTHS
ENDED APRIL 30, 2020 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$341,192

Total Investment Income	341,192

Expenses:
Investment Advisory Fees	127,542
Administration Fees - Note 4	62,330
Trustees’ Fees	9,717
Chief Compliance Officer Fees	3,253
Transfer Agent Fees	37,347
Legal Fees	16,277
Shareholder Servicing Fees	16,043
Filing and Registration Fees	10,945
Audit Fees	8,951
Printing Fees	8,951
Custodian Fees	2,486
Other Expenses	7,926

Total Expenses	311,768

Less:
Waiver of Investment Advisory Fees - Note 5	(107,563)
Fees Paid Indirectly - Note 4	(133)

Net Expenses	204,072

Net Investment Income	137,120

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	1,064,387

Net Change in Unrealized Depreciation on Investments	(4,908,629)

Net Realized and Unrealized Loss on Investments	(3,844,242)

Net Decrease in Net Assets Resulting from Operations	$(3,707,122)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net Investment Income	$137,120	$639,315
Net Realized Gain on Investments	1,064,387	1,309,719
Net Change in Unrealized Depreciation on Investments	(4,908,629)	(74,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,707,122)	1,874,174

Distributions	(1,426,738)	(5,287,064)

Capital Share Transactions:
Issued	102,550	1,965,737
Reinvestment of Distributions	1,409,525	5,219,020
Redemption Fees — Note 2	—	2,138
Redeemed	(2,189,400)	(8,917,635)

Net Decrease in Net Assets from Capital Share Transactions	(677,325)	(1,730,740)

Total Decrease in Net Assets	(5,811,185)	(5,143,630)

Net Assets:
Beginning of Period	35,955,794	41,099,424

End of Period	$30,144,609	$35,955,794

Share Transactions:
Issued	9,119	159,114
Reinvestment of Distributions	113,987	472,819
Redeemed	(189,507)	(757,002)

Net Decrease in Shares Outstanding from Share Transactions	(66,401)	(125,069)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2020 (Unaudited)	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period/Year	$12.50	$13.69	$13.37	$13.11	$13.35	$15.06

Income from Operations:
Net Investment Income(1)	0.05	0.22	0.07	0.07	0.06	0.10
Net Realized and Unrealized Gain (Loss)	(1.33)	0.39	1.35	1.56	0.55	0.23

Total from Operations	(1.28)	0.61	1.42	1.63	0.61	0.33

Dividends and Distributions:
Net Investment Income	(0.06)	(0.20)	(0.07)	(0.08)	(0.07)	(0.09)
Net Realized Gain	(0.44)	(1.60)	(1.03)	(1.29)	(0.78)	(1.95)

Total Dividends and Distributions	(0.50)	(1.80)	(1.10)	(1.37)	(0.85)	(2.04)

Redemption Fees	0.00	0.00 (2)	0.00 (2)	0.00	0.00	0.00

Net Asset Value, End of Period/Year	$10.72	$12.50	$13.69	$13.37	$13.11	$13.35

Total Return †	(10.75% )	6.38%	11.03%	13.32%	4.88%	2.02%

Ratios and Supplemental Data:
Net Assets, End of Period/Year (Thousands)	$30,145	$35,956	$41,099	$40,234	$41,584	$44,465
Ratio of Expenses to Average Net Assets(3)	1.20%*	1.20%	1.20%	1.20%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.84%*	1.74%	1.68%	1.63%	1.62%	1.54%
Ratio of Net Investment Income to Average Net Assets	0.81%*	1.78%	0.54%	0.56%	0.49%	0.70%
Portfolio Turnover Rate	39%**	46%	60%	40%	66%	83%

*	Annualized.
**	Not Annualized.
†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Had the Adviser not waived a portion of its expenses, total return would have been lower.

(1)	Per share calculations were performed using average shares.
(2)	Amount was less than $0.005 per share.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

NOTES TO THE FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 44 portfolios. The financial statements herein are those of the TS&W Equity Portfolio (the “Portfolio”), a diversified portfolio. The TS&W Equity Portfolio seeks maximum long-term total returns consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The Portfolio may change its investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio of the Trust are segregated, and a shareholder’s interest is limited to the portfolio of the Trust in which shares are held.

2.	Significant Accounting Policies:

The Portfolio is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Portfolio follows the accounting and reporting guidance for investment companies.

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of April 30, 2020, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2020, there have been no significant changes to the Portfolio’s fair valuation methodology.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2020, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2020 the Portfolio did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the six months ended April 30, 2020 and the year ended October 31, 2019 the Portfolio retained fees of $0 and $2,138, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

4.	Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services to the Portfolio. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the six months ended April 30, 2020, the Portfolio paid $62,330 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Portfolio has adopted a shareholder servicing plan under which a shareholder servicing fee will be paid to financial intermediaries. Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolio that were serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as “Shareholder Servicing Fees”.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

The Portfolio earned cash management credits of $133 which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the average daily net assets for the Portfolio.

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio’s total annual operating expenses from exceeding 1.20%, of the average daily net assets of the Portfolio. As of April 30, 2020, the advisory fee waiver was $ 107,563. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

6.	Investment Transactions:

For the six months ended April 30, 2020, the Portfolio made purchases of $12,236,989 and sales of $13,553,418 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

2019	$ 618,804	$ 4,668,260	$ 5,287,064
2018	968,136	2,266,344	3,234,480

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$75,557
Undistributed Long-Term Capital Gain	1,257,562
Unrealized Appreciation	5,341,976
Other Temporary Differences	(5)

Total Distributable Earnings	$6,675,090

For Federal income tax purposes, the difference between Federal tax cost and book cost, if any, primarily relates to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and (depreciation) for the investments held by the Portfolio at April 30, 2020 were as follows:

	Aggregate	Aggregate
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$29,826,177	$3,064,385	$(2,631,038)	$433,347

8.	Concentration/Risks:

Equity Risk - Since it purchases equity securities, the Portfolio is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Portfolio invests, which in turn could negatively impact the Portfolio’s performance and cause losses on your investment in the Portfolio.

Foreign Company Risk - Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Portfolio may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Portfolio. A more complete description of risks associated with the Portfolio is included in the prospectus and statement of additional information.

9.	Other:

At April 30, 2020, the percentage of total shares outstanding held by a limited number of shareholders for the Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

No. of	%
Shareholders	Ownership
1	82%

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies focus on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets and Liabilities. The update also impacts the presentation of undistributed net investment income and distributions to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020
(Unaudited)

distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11.	New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

12.	Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2019 to April 30, 2020).

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s/Fund’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Shares	$1,000.00	$892.50	1.20%	$5.65
Hypothetical 5% Return
Institutional Shares	1,000.00	1,018.90	1.20	6.02

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 19, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020

explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2020

advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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TS&W Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6641 W. Broad Street, Suite 600

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Portfolio described.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items	12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items	13. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 8, 2020